1 | P a g e May 25, 2022 Richard Wilmer Dear Richard, -time position of Chief Customer and Operations Officer reporting directly to me. It is expected that you will be working out of our office located in Campbell, CA, unless you are traveling on business. As explained in more detail below, your employment is contingent upon your assent to the terms and conditions set forth in this letter and the attachments hereto. If, after careful review, the terms discussed below and, in the attachments, hereto are acceptable to you, please sign this confirmation letter and the attached Acknowledgement of At-Will Employment, Proprietary Information and Inventions Agreement, Agreement to Arbitrate and Severance and Change in Control Agreement where indicated and return them to us. 1. Compensation a. Salary. You will be eligible to earn an annualized salary of $400,000.00 per year, paid on a semi- monthly basis, less applicable withholdings and deductions regular payroll processes and policies. All reasonable business expenses incurred in the ordinary course of business, as part of your job duties and required for your job, will be reimbursed in accordance with standard policies and procedures, which includes that they be supported by documentation. b. Bonus. In addition, you will be eligible for participation in the executive bonus for each fiscal year, which runs from February 1 through January 31. The executive bonus program is based achievement of our annual corporate goals. Your target bonus will be equal to 50% of your annual base salary. A significant purpose of the executive bonus program is employee retention. This means that in order to earn the bonus you must be employed by the Company at the time of payment of the bonus. Any bonus for the fiscal year in which your employment begins will be prorated, based on the number of days you are employed by the Company during that fiscal year. Any earned bonus for a fiscal year will be calculated and paid after the close of that fiscal year. of Directors with respect to you earning your bonus will be final and binding. * Portions of this document have been omitted pursuant to Item 601(a)(5) of Regulation S-K as such information is not material and is the type that the Company normally treats as private or confidential. * EXHIBIT 10.28

2 | P a g e c. Incentive Stock Plan. We will recommend to the appropriate committee of our parent company, ChargePoint, Holdings, Inc., that you be granted a number of restricted stock units (or RSUs), each representing the right to receive one share of our parent common stock, with a target value of $3,500,000.00 The actual number of RSUs subject to your award will be determined when the RSUs are granted by dividing the target value allocated to such RSUs by the 20 trading days prior to the date of grant, rounded down to the nearest whole share. In addition, we will recommend to the appropriate committee of our parent company that you be granted a number of performance-contingent RSUs (or PSUs), each representing the right to $3,500,000.00 The actual number of PSUs will be determined when the PSUs are granted by dividing the target value allocated to such PSUs by the product of the closing pri stock on the date of grant by the weighted average Monte Carlo valuation percentage applicable to the award. Both the RSUs and PSUs will be subject to vesting restrictions and other terms and conditions set forth in the applicable Restricted Stock Unit Agreement to be entered into between you and our parent company and our parent 2021 Equity Incentive Plan. By execution of this letter, you acknowledge that any equity award is subject to approval by our parent and is not guaranteed. d. Event of a Change in Control. Please see the Severance and Change in Control Agreement for full details e. Paid Time Away, Holidays and Sick-Leave. As a full-time employee, you will be eligible for paid time away in accordance with the standard policies and procedures. Paid holidays and paid procedures, and as may be required by applicable law. f. Benefits. As a full-time employee, you will be eligible to participate in and to receive benefits under such plans and benefits as may be adopted by the Company for your position. The eligibility criteria and amount and extent of benefits to which you are entitled shall be governed by the specific benefit plan as it may be amended from time to time. 2. Severance Please see the Severance and Change in Control Agreement. 3.Immigration Documentation. This offer is subject to your submission of an I-9 form within three (3) days of your first day of employment with satisfactory documentation respecting your identification and right to work in the United States.

3 | P a g e 4. At-Will Employment. Your employment with the Company is - This means that your employment with the Company is not for a specific term and can be terminated by yourself or by the Company at any time for any reason or no reason, with or without cause and with or without notice. Any contrary representations which may have been made or which may hereafter be made to you are superseded by this offer. Acknowledgement of At-Will Employment, a copy of which is attached hereto as Exhibit A for your execution. This offer letter and the attached Acknowledgement of At-Will Employment constitute - employment and can only be modified by written agreement signed by you and the President or CEO of the Company. 5. Proprietary Information and Inventions Agreement. Your acceptance of this offer is contingent , a copy of which is attached hereto as Exhibit B for your execution. 6. Non-Compete and Outside Activities. Information and Inventions Agreement, attached hereto as Exhibit B, you agree that, while serving as an employee of the Company, you will not engage in any activity which is competitive with the Company. 7. Arbitration. Your acceptance of this offer is contingent upon your execution of the Agreement to Arbitrate, a copy of which is attached hereto as Exhibit C for your execution. As more fully set forth in the Agreement to Arbitrate, both you and the Company agree that any controversy, claim or dispute arising out of, concerning or relating in any way to your employment with the Company or the termination thereof shall be submitted exclusively to final and binding arbitration. 8.Severance and Change in Control Agreement. Your acceptance of this offer is contingent upon your execution of the Severance and Change in Control Agreement, a copy of which is attached hereto as Exhibit D for your execution. 9. Company Rules. As an employee of the Company, you will be expected to abide by the rules and regulations. You will be required to sign an acknowledgment that you have Handbook, which the Company will distribute. 10.Integrated Agreement. This offer, if accepted, supersedes any prior agreements, representations or promises of any kind, whether written, oral, express or implied between the parties hereto with respect to the subject matters herein. Likewise, the terms of this offer shall constitute the full, complete and exclusive agreement between you and the Company with respect to the subject matters herein. This Agreement may only be changed by writing, signed by you and an authorized representative of the Company. 11.Severability. If this offer is accepted, and any term herein is held to be invalid, void or unenforceable, the remainder of the terms herein shall remain in full force and effect and shall in no way be affected; and the parties shall use their best efforts to find an alternative way to achieve the same result.

4 | P a g e 12.Background and Reference Check. This offer is contingent upon a successful background check and as well as reference checks with positive results. If you wish to accept employment at the Company under the terms set out above and in the enclosed Acknowledgement of At-Will Employment, Proprietary Information and Inventions Agreement and Agreement to Arbitrate, please sign and date this letter and the enclosed documents and return them to me. If you accept our offer, your first day of employment is anticipated to be July 12, 2022. This offer will terminate if not accepted by you by close of business on May 31, 2022. Richard Wilmer, we look forward to your favorable reply and to a productive and exciting work relationship. Sincerely, Pasquale Romano President and Chief Executive Officer Approved and Accepted: Richard Wilmer cc: Employee File